Exhibit 10.1
$800,000,000
NII Capital Corp.
10% Senior Notes due 2016
Guaranteed by the Guarantors Named Herein
PURCHASE AGREEMENT
August 13, 2009

August 13, 2009
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Ladies and Gentlemen:
     NII Capital Corp., a Delaware corporation (the “Company”), proposes to issue and sell to the several parties named in Schedule I hereto (the “Initial Purchasers”) $800,000,000 principal amount of its 10% Senior Notes due 2016 (the “Notes”) to be issued pursuant to the provisions of an Indenture to be dated as of August 18, 2009 (the “Indenture”) among the Company, NII Holdings, Inc. (the “Parent”) and the entities listed on Schedule III hereto as guarantors (collectively, and together with Parent, the “Guarantors”) and Wilmington Trust Company, as trustee (the “Trustee”), and jointly and severally guaranteed on a senior unsecured basis by the Guarantors (the “Guarantees,” and, together with the Notes, the “Securities”).
     The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”).
     The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing Date (as defined herein) among the Company, the Guarantors and the Initial Purchasers (the “Registration Rights Agreement”).
     In connection with the sale of the Securities, the Company and the Guarantors have prepared a preliminary offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum”) including or incorporating by reference a description of the terms of the Securities, the terms of the offering and a description of the Company and the Guarantors. For purposes of this Agreement, “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum or the Final Memorandum, and “Time of Sale Memorandum” means the Preliminary

Memorandum together with the Additional Written Offering Communications, if any, each identified in Schedule IV(a) hereto. As used herein, the terms Preliminary Memorandum, Time of Sale Memorandum and Final Memorandum shall include the documents, if any, incorporated by reference therein. For purposes of this Agreement, the term “Applicable Time” is 2:43 p.m. on August 13, 2009. The terms “supplement,” “amendment” and “amend” as used herein with respect to the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any Additional Written Offering Communications shall include all documents subsequently filed by the Parent with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.
     1. Representations and Warranties. Each of the Company and the Guarantors, jointly and severally, represents and warrants to, and agrees with, you that:
     (a) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Time of Sale Memorandum does not, and at the time of each sale of the Securities in connection with the offering when the Final Memorandum is not yet available to prospective purchasers and at the Applicable Time and on the Closing Date (as defined in Section 4), the Time of Sale Memorandum, as then amended or supplemented by the Parent or the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) none of the Additional Written Offering Communications, including without limitation any electronic roadshow, identified in Schedule IV(b) hereto conflict with the information contained in the Time of Sale Memorandum or the Final Memorandum and each such Additional Written Offering Communication, as supplemented by and taken together with the Time of Sale Memorandum, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date (as defined in Section 4), will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were

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made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Time of Sale Memorandum or the Final Memorandum based upon information relating to any Initial Purchaser furnished to the Company or the Parent in writing by such Initial Purchaser through you expressly for use therein.
     (b) Except for the Additional Written Offering Communications, if any, identified in Schedule IV hereto, and electronic roadshows, if any, furnished to you before first use, the Company and the Guarantors have not used or referred to, and will not, without your prior consent, use or refer to, any Additional Written Offering Communication.
     (c) Each of the Parent and the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Parent, the Company and the subsidiaries of the Parent listed on Schedule II (each, a “Subsidiary” and collectively, the “Subsidiaries”), taken as a whole (a “Material Adverse Effect”).
     (d) Each of the Subsidiaries has been duly organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization (to the extent that such jurisdiction recognizes the legal concept of good standing), has the power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction (to the extent that such jurisdiction recognizes the legal concept of good standing) in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. All of the issued shares of capital stock, membership interests or equity interests, as the case may be, of the Company and each Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable (to the extent that such jurisdiction recognizes the legal concept of non-assessability) and except as set forth on Schedule II are owned directly or indirectly by the Parent and, except as described on Schedule II or in the Time of Sale Memorandum and the Final Memorandum, are free and clear of all liens, encumbrances, equities or claims. The Subsidiaries listed on

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Schedule II are all of the subsidiaries of the Parent other than the Company and inactive subsidiaries.
     (e) This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.
     (f) The Parent has an authorized capitalization as set forth in the Time of Sale Memorandum and the Final Memorandum and all of the issued and outstanding shares of capital stock of the Parent have been duly authorized and are validly issued, fully paid and non-assessable.
     (g) The Notes have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally and equitable principles of general applicability, and the registered holders of the Securities will be entitled to the benefits of the Indenture and the Registration Rights Agreement.
     (h) The Guarantee by each Guarantor set forth in the Indenture has been duly authorized by such Guarantor and, when the Indenture has been executed and delivered by the parties thereto as of the Closing Date and the Securities have been delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be a valid and binding obligation of such Guarantor, enforceable in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally and equitable principles of general applicability.
     (i) Each of the Indenture and the Registration Rights Agreement has been duly authorized by the Company and each Guarantor and, when executed and delivered by the parties thereto as of the Closing Date (as defined in Section 4), will be a valid and binding agreement of the Company and each Guarantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors’ rights generally and general principles of equity and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law.
     (j) The execution and delivery by the Company and each Guarantor of, and the performance by the Company and each Guarantor of

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their respective obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene any provision of (i) applicable law, (ii) the certificate of incorporation or by-laws of the Company and the Guarantors or (iii) any agreement or other instrument binding upon the Parent, the Company or any of the Subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Parent, the Company or any Subsidiary, except, with respect to clauses (i) and (iii), to the extent that any contravention would not have a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or the Guarantors of their respective obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except such as have been obtained or may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities and by federal and state securities laws with respect to the Company’s and the Guarantors’ obligations under the Registration Rights Agreement and as to which the failure to so obtain would not have a material adverse effect on the ability of the Company or the Guarantors to perform their respective obligations under this Agreement, the Indenture, the Securities and the Registration Rights Agreement.
     (k) The consolidated financial statements, together with the related schedules and notes, incorporated by reference in the Time of Sale Memorandum and the Final Memorandum present fairly the financial position of the Parent and its consolidated subsidiaries at the dates indicated and the consolidated statements of operations, changes in stockholders’ equity and cash flows of the Parent and its consolidated subsidiaries for the periods specified (subject, in the case of unaudited financial statements, to normal year-end adjustments); and said financial statements have been prepared in conformity with United States generally accepted accounting principles (“U.S. GAAP”) applied on a consistent basis throughout the periods involved.
     (l) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Parent, the Company and the Subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum provided to prospective purchasers of the Securities (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement).
     (m) There are no legal or governmental proceedings pending or, to the Parent’s knowledge, threatened to which the Parent, the Company

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or any of the Subsidiaries is a party or to which any of the properties of the Parent, the Company or any of the Subsidiaries is subject, other than proceedings accurately described in the Time of Sale Memorandum, that would have a material adverse effect on the power or ability of the Company or the Guarantors to perform their respective obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities or to consummate the transactions contemplated by the Time of Sale Memorandum.
     (n) The Parent, the Company and the Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.
     (o) To the knowledge of the Parent, there are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.
     (p) None of the Company or any of the Guarantors is, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Time of Sale Memorandum and the Final Memorandum, will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     (q) None of the Parent, the Company or any of the Subsidiaries is in violation of its certificate of incorporation or by-laws (or comparable corporate documents) and none of the Parent, the Company or any of the Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Parent, the Company or any of

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the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Parent, the Company or any Subsidiary is subject, except for such violations or defaults that are described in the Time of Sale Memorandum or would not result in a Material Adverse Effect.
     (r) Subsequent to the date as of which information is given in the Time of Sale Memorandum, (i) none of the Parent, the Company or any of the Subsidiaries has incurred any material liability or obligation, direct or contingent, nor entered into any material transaction, in each case, not in the ordinary course of business or not described in or contemplated by the Time of Sale Memorandum; (ii) the Parent has not purchased any of its outstanding capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock (other than repurchases of unvested shares of the Parent’s capital stock pursuant to its equity incentive plans and repurchases described in or contemplated by the Time of Sale Memorandum); and (iii) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company or any Guarantor, except in each case as described in or contemplated by the Time of Sale Memorandum.
     (s) The Parent, the Company and the Subsidiaries own or have the right to use, or can acquire or obtain the right to use on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or have the right to use such Intellectual Property would not, singly or in the aggregate, have a Material Adverse Effect, or except as described in the Time of Sale Memorandum. None of the Parent, the Company or any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Parent, the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.
     (t) Except as described in the Time of Sale Memorandum, each of the Parent, the Company and the Subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings, if any, with

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all federal, state and local and foreign governmental, administrative or regulatory authorities and organizations, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Time of Sale Memorandum, including providing digital enhanced specialized mobile radio services as currently conducted by them, except to the extent that the failure to obtain such licenses, consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings, if any, would not have a Material Adverse Effect and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.
     (u) PricewaterhouseCoopers LLP, who has issued a report with respect to the financial statements and supporting schedules for the Parent incorporated by reference in the Time of Sale Memorandum, is an independent registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder.
     (v) The Parent, the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (w) Except as disclosed or incorporated by reference in the Time of Sale Memorandum, the Parent’s internal control over financial reporting, as determined in Rule 13a-15(f) of the Exchange Act, were evaluated for effectiveness by management of the Parent and were determined to be effective as of December 31, 2008, and since the date of the latest audited financial statements included in the Time of Sale Memorandum, there has been no change in the Parent’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Parent’s internal control over financial reporting.
     (x) Except as disclosed or incorporated by reference in the Time of Sale Memorandum, the Parent maintains disclosure controls and

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procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that have been designed to ensure that information relating to the Parent and its subsidiaries that is required to be disclosed by the Parent in the reports that it files or submits under the Exchange Act is made known to the Parent’s management, including its principal executive officer and principal financial officer, and by others within those entities as appropriate to allow timely decisions regarding required disclosure; such disclosure controls and procedures were evaluated for effectiveness by management of the Parent and were determined to be effective as of December 31, 2008, and since the date of such evaluation, there have been no significant changes in the disclosure controls and procedures that are reasonably likely to materially adversely affect the disclosure controls and procedures.
     (y) Except as disclosed in the Time of Sale Memorandum, the Parent is in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith that are effective as of the date hereof.
     (z) None of the Parent, the Company or any of the Subsidiaries has committed any act in violation of the Foreign Corrupt Practices Act, as amended, that would have a Material Adverse Effect.
     (aa) Except as described in the Time of Sale Memorandum and except for the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company or any Guarantor and any person granting such person the right to require the Company or any Guarantor to file a registration statement under the Securities Act with respect to any securities of the Company or any Guarantor or to require the Company or any Guarantor to include such securities with the Securities registered pursuant to the Registration Statement (as defined in the Registration Rights Agreement), if any.
     (bb) None of the Company, the Guarantors or any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act, an “Affiliate”) of the Company or any Guarantor has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the Securities or (ii) offered, solicited offers to buy or sold the Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

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     (cc) None of the Company, the Guarantors, their Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities and the Company, the Guarantors and their Affiliates and any person acting on its or their behalf (other than the Initial Purchasers) have complied and will comply with the offering restrictions requirement of Regulation S.
     (dd) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers on the Closing Date (as defined in Section 4) in the manner contemplated by this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the “TIA”).
     (ee) The Securities satisfy the requirements set forth in Rule 144A(d)(3) under the Securities Act.
     (ff) The operations of the Parent, the Company and the Subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Parent, the Company and the Subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the the Parent, the Company or any of the Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Parent, threatened.
     (gg) (i) None of the Parent, the Company nor any of the Subsidiaries (collectively, the “Entity”) or any director, officer, employee, agent, affiliate or representative of the Entity, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:
     (A) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) or other relevant sanctions authority (collectively, “Sanctions”), nor

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     (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria).
          (ii) The Entity represents and covenants that it will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
     (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
     (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
     2. Agreements to Sell and Purchase. Upon the basis of the representations and warranties of the Initial Purchasers herein contained, the Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties of the Company and the Guarantors herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth in Schedule I hereto opposite its name at a purchase price of 95.318% of the principal amount thereof (the “Purchase Price”).
     3. Terms of the Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder on the terms to be set forth in the Time of Sale Memorandum as soon as practicable after this Agreement is entered into as in your judgment is advisable.
     4. Payment and Delivery. Payment for the Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on August 18, 2009, or at such other time on the same or such other date, not later than August 25, 2009, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”
     The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date. The Securities shall be delivered to you on the Closing Date for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in

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connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor.
     5. Conditions to the Initial Purchasers’ Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Securities on the Closing Date are subject to the following conditions:
     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:
     (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company’s or any Guarantor’s securities by any “nationally recognized statistical rating organization,” as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and
     (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Parent, the Company and the Subsidiaries, taken as a whole, from that set forth in the Time of Sale Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum.
     (b) The Initial Purchasers shall have received on the Closing Date a certificate from the Company and each Guarantor, dated the Closing Date and signed by an executive officer of the Company or such Guarantor, as applicable, to the effect set forth in Section 5(a)(i) above and to the effect that the representations and warranties of the Company or such Guarantor, as applicable, contained in this Agreement are true and correct as of the Closing Date and that the Company or such Guarantor, as applicable, has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date. The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.
     (c) The Initial Purchasers shall have received on the Closing Date an opinion of Williams Mullen, special counsel for the Parent, dated the Closing Date, in the form set forth in Exhibit A.

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     (d) The Initial Purchasers shall have received on the Closing Date the opinions of special foreign counsel for the Parent in Argentina, Brazil, Chile, Mexico and Peru, dated the Closing Date, in the respective forms set forth in Exhibits B-1, B-2, B-3, B-4 and B-5.
     (e) The Initial Purchasers shall have received on the Closing Date an opinion of Shearman & Sterling LLP, counsel for the Initial Purchasers, dated the Closing Date.
     (f) The Initial Purchasers shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from PricewaterhouseCoopers LLP, independent registered public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained and incorporated by reference in the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
     (g) At or prior to the Closing Date, the Company, the Guarantors and the Trustee shall have executed and delivered the Indenture, and the Company, the Guarantors and the Initial Purchasers shall have executed and delivered the Registration Rights Agreement in the form of Exhibit D hereto.
     (h) The Initial Purchasers shall have received from the Chief Executive Officer and the Vice President and Treasurer of the Parent a letter, in form and substance satisfactory to the Initial Purchasers and dated the date hereof, relating to certain financial information included or incorporated by reference in the Time of Sale Memorandum that is not covered in the “comfort letters” referenced in 5(f) above.
     (i) Counsel for the Initial Purchasers shall have been furnished with such documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities herein contemplated, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained.
     6. Covenants of the Company and the Guarantors. In further consideration of the agreements of the Initial Purchasers contained in this Agreement, each of the Company and the Guarantors, jointly and severally, covenants with each Initial Purchaser as follows:

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     (a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(d) or (e), as many copies of the Time of Sale Memorandum, the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.
     (b) Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.
     (c) To furnish to you a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Company or any Guarantor and not to use or refer to any proposed Additional Written Offering Communication to which you reasonably object.
     (d) If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law.
     (e) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum

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so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.
     (f) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.
     (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses (which shall not include any Initial Purchaser’s discounts or commissions payable to such Initial Purchaser) incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s and the Guarantors’ counsel and the Parent’s accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company or any Guarantor and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading in PORTAL or any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar, paying agent or depositary, (vii) the cost of printing certificates representing the Securities, if printed, (viii) the costs and expenses of the Company and the Guarantors relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any

15

electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Parent, travel and lodging expenses of the representatives and officers of the Company and the Guarantors and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement, the Indenture and the Registration Rights Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution,” and the last paragraph of Section 10 below, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.
     (h) Not to, and to use their reasonable best efforts to ensure that no Affiliate will, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.
     (i) Not to solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.
     (j) While any of the Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Parent is then subject to Section 13 or 15(d) of the Exchange Act.
     (k) If requested by you, to use their reasonable best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the Financial Industry Regulatory Authority, Inc. relating to trading in the PORTAL Market.
     (l) None of the Parent, the Company, their Affiliates or any person acting on its or their behalf (other than the Initial Purchasers) will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities, and the Parent, the Company and their

16

Affiliates and each person acting on its or their behalf (other than the Initial Purchasers) will comply with the offering restrictions requirement of Regulation S.
     (m) During the period of one year after the Closing Date, neither the Parent or the Company will resell, and will use their best efforts to prevent their affiliates (as such term is defined in Rule 144 under the Securities Act) from reselling, any of the Securities which constitute “restricted securities” under Rule 144 that have been acquired by any of them.
     (n) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.
     Each of the Parent and Company agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Initial Purchasers, it will not, during the period ending 30 days after the date of the Time of Sale Memorandum, offer, sell, contract to sell or otherwise dispose of any debt securities of the Parent or the Company or warrants to purchase debt securities of the Parent or the Company substantially similar to the Securities (other than the sale of the Securities under this Agreement).
     7. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”). Each Initial Purchaser, severally and not jointly, agrees with the Company and the Guarantors that (i) it has not solicited and will not solicit offers for, or offer or sell, such Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act and (ii) it will solicit offers for such Securities only from, and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs, and (B) in the case of offers outside the United States, to persons other than U.S. persons (“foreign purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in reliance upon Regulation S under the Securities Act that, in each case, in purchasing such Securities are deemed to have represented and agreed as provided in the Final Memorandum under the caption “Transfer Restrictions” and (iii) it will not use or refer to, and represents that it has not used or referred to, any Additional Written Offering Communication without the Parent’s prior consent other than written communications that contain the possible terms of the Securities and/or

17

information that was included (including through incorporation by reference) in the Time of Sale Memorandum or the Final Memorandum.
     (b) Each Initial Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:
          (i) such Initial Purchaser understands that no action has been or will be taken by the Company or any Guarantor that would permit a public offering of the Securities, or possession or distribution of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;
          (ii) such Initial Purchaser will comply with all applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any such other material, in all cases at its own expense;
          (iii) the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;
          (iv) such Initial Purchaser has offered the Securities and will offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 7(a) hereof; accordingly, neither such Initial Purchaser, its Affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S;
          (v) such Initial Purchaser, in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Member State”), has represented

18

and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Member State it has not made and will not make an offer of Securities to the public in that Member State, except that it may, with effect from and including such date, make an offer of Securities to the public in that Member State:
          (A) at any time to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in securities;
          (B) at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or
          (C) at any time in any other circumstances which do not require the publication by us of a prospectus pursuant to Article 3 of the Prospectus Directive.
For the purposes of the above, the expression an “offer of Securities to the public” in relation to any Securities in any Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in that Member State;
     (vi) such Initial Purchaser has represented and agreed that it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of such Act does not apply to us and it has complied and will comply with all applicable provisions of such Act with respect to anything done by it in relation to any Securities in, from or otherwise involving the United Kingdom; and

19

     (vii) such Initial Purchaser agrees that, at or prior to confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:
     “The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Securities Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S.”
Terms used in this Section 7(b) have the meanings given to them by Regulation S.
          (c) The Company and the Guarantors agree that the Initial Purchasers may provide copies of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum and any other agreements or documents relating thereto, including without limitation, the Indenture and the Registration Rights Agreement, to Xtract Research LLC (“Xtract”), following completion of the offering, for inclusion in an online research service sponsored by Xtract, access to which shall be restricted by Xtract to QIBs.
     8. Indemnity and Contribution. (a) Each of the Company and the Guarantors agrees to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Initial Purchaser within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company or any Guarantor, or the Final Memorandum or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue

20

statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company or any Guarantor in writing by such Initial Purchaser through you expressly for use therein.
          (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each Guarantor, the directors of the Company and the Guarantors, the officers of the Company and the Guarantors and each person, if any, who controls the Company or any Guarantor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company or any Guarantor in writing by or on behalf of such Initial Purchaser through you expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by or referred to by the Company or any Guarantor, or the Final Memorandum or any amendment or supplement thereto.
          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Morgan Stanley & Co. Incorporated, in the case of parties indemnified pursuant to Section 8(a), and by the Parent, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any

21

settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) requires no performance or payment obligations on the part of the indemnified party.
          (d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities. The relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

22

          (e) The Company, the Guarantors and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
          (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Guarantors and the Initial Purchasers contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any person controlling any Initial Purchaser or any affiliate of any Initial Purchaser or by or on behalf of the Company or any Gurantor, their respective officers or directors or any person controlling the Company or any Guarantor and (iii) acceptance of and payment for any of the Securities.
     9. Termination. The Initial Purchasers may terminate this Agreement by notice given by you to the Parent, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Stock Market, the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Parent shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change

23

in financial markets, currency exchange rates or controls or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum.
     10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     If, on the Closing Date, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to you and the Parent for the purchase of such Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company or any Guarantor. In any such case either you or the Parent, on behalf of the Company and the other Guarantors, shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Memorandum, the Final Memorandum or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.
     If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company or any Guarantor to comply with the terms or to fulfill any of the conditions of this

24

Agreement, or if for any reason the Company or any Guarantor shall be unable to perform its obligations under this Agreement, the Company and the Guarantors will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.
     11. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
     12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
     13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
     14. Absence of Fiduciary Relationship. Each of the Company and the Guarantors acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other, (b) in connection therewith and with the process leading to such transaction the Initial Purchasers are acting solely as principals and not the agents or fiduciaries of the Company or any Guarantor, (c) the Initial Purchasers have not assumed an advisory or fiduciary responsibility in favor of the Company or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Initial Purchasers have advised or are currently advising the Company on other matters) or any other obligation to the Company or any Guarantor except the obligations expressly set forth in this Agreement and (d) the Company and each Guarantor has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Guarantors agrees that it will not claim that the Initial Purchasers have acted in any capacity other than as initial purchasers pursuant to this Agreement, or owe any fiduciary duty to the Company or any Guarantor, in connection with the offering, purchase or sale of the Securities or the process leading thereto.
     15. Entire Agreement. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Guarantors and the Initial Purchasers with respect to the subject matter hereof.
     16. Waiver of Jury Trial. The Company, each Guarantor and the Initial Purchasers hereby irrevocably waive, to the fullest extent permitted by applicable

25

law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
     17. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Initial Purchasers shall be delivered, mailed or sent to you in care of Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: High Yield Syndicate Desk, with a copy to the Legal Department, and J.P. Morgan Secruities Inc., 270 Park Avenue, New York, New York 10017, Attention: Jessica Kearns, and with a copy to Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, Attention: Andrew Schleider, Esq.; and if to the Company or any Guarantor shall be delivered, mailed or sent to c/o NII Holdings, Inc., 1875 Explorer Street, 10th Floor, Reston, Virginia 20190, Attention: General Counsel, with a copy to Williams Mullen, 1021 East Cary Street, Richmond, Virginia 23219, Attention: Robert E. Spicer, Jr., Esq.

26

Very truly yours,

NII CAPITAL CORP.

By:	/s/ Steven P. Dussek Name: Steven P. Dussek
Title: President

NII HOLDINGS, INC.

By:	/s/ Steven P. Dussek Name: Steven P. Dussek
Title: CEO

NEXTEL INTERNATIONAL (SERVICES), LTD.

By:	/s/ Steven P. Dussek Name: Steven P. Dussek
Title: President

NII FUNDING CORP.

By:	/s/ Steven P. Dussek Name: Steven P. Dussek
Title: President

NII AVIATION, INC.

By:	/s/ Steven P. Dussek
Name: Steven P. Dussek
Title: President
NII Holdings, Inc. – Purchase Agreement

NEXTEL INTERNATIONAL (URUGUAY), INC.
By:	/s/ Steven P. Dussek
	Name:	Steven P. Dussek
	Title:	President

MCCAW INTERNATIONAL (BRAZIL), LTD.
By:	/s/ Steven P. Dussek
	Name:	Steven P. Dussek
	Title:	President

AIRFONE HOLDINGS, INC.
By:	/s/ Steven P. Dussek
	Name:	Steven P. Dussek
	Title:	President

NII MERCOSUR, LLC

By: NII HOLDINGS, INC., as Manager

By: /s/ Steven P. Dussek
Name: Steven P. Dussek
Title: CEO
NII Holdings, Inc. – Purchase Agreement

Accepted as of the date hereof
MORGAN STANLEY & CO. INCORPORATED
J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED

By:	/s/ Subhalakshmi Ghosh-Kohli
Name: Subhalakshmi Ghosh-Kohli
Title: Authorized Signatory

J.P. MORGAN SECURITIES INC.

By:	/s/ Jacob Steinberg
Name: Jacob Steinberg
Title: Executive Director
NII Holdings, Inc. – Purchase Agreement

SCHEDULE I

Principal Amount of
Securities to be
Initial Purchaser	Purchased
Morgan Stanley & Co. Incorporated	$480,000,000
J.P. Morgan Securities Inc.	$320,000,000

Total:	$800,000,000

I-1

SCHEDULE II
Subsidiaries
Nextel International (Services), Ltd.
NII Funding Corp.
NII Aviation, Inc.
Nextel International (Uruguay), Inc.
McCaw International (Brazil), Ltd.
Airfone Holdings, Inc.
NII Mercosur, LLC
NII Holdings (Cayman), Ltd.
Centennial Cayman Corp.
Nextel International (Peru) LLC
Nextel International (Indonesia) LLC
Nextel International (Argentina), Ltd.
Nextel Telecomunicações S.A.
Nextel Telecomunicações Ltda.
Nextel Telecomunicações de Longa Distancia, Ltda.
Nextel Telecomunicações SMP Ltda.
Nextel Communications Argentina S.A.
Comunicaciones Nextel de México, S.A. de C.V.
Prestadora de Servicios de Radiocomunicación S.A. de C.V.
Radiophone S.A. de C.V.
Servicios NII, S.A. de C.V.
Servicios de Radiocomunicación Móvil de México, S.A. de C.V.
Inversiones Nextel de México, S.A. de C.V.
Teletransportes Integrales, S.A. de C.V.
NII Telecom, S.R.L. de C.V.
Fonotransportes Nacionales S.A. de C.V.
Fonotransportes, S.A. de C.V.
Delta Comunicaciones Digitales, S.A. de C.V.
Operadora de Comunicaciones, S.A. de C.V.
Nextel Chile S.A.
Multikom S.A.
Centennial Cayman Corp. Chile S.A.
Conect S.A.
Nextel del Perú S.A.
Nextel Uruguay S.A.
Nextel Serviços de Telecomunicações Ltda.
Fundación Nextel, A.C.

II-1

SCHEDULE III
Guarantors
NII Holdings, Inc.
Nextel International (Services), Ltd.
NII Funding Corp.
NII Aviation, Inc.
Nextel International (Uruguay), Inc.
McCaw International (Brazil), Ltd.
Airfone Holdings, Inc.
NII Mercosur, LLC

III-1

SCHEDULE IV
(a)	Additional Written Offering Communications included in the Time of Sale Memorandum:

Pricing Term Sheet, dated August 13, 2009

(b)	Other Additional Written Offering Communications:

Electronic Roadshow, dated August 7, 2009

IV-1

EXHIBIT A
FORM OF OPINION OF WILLIAMS MULLEN, COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 5(C)
     A. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
     B. Each Guarantor has been duly incorporated or organized and is validly existing as a corporation or limited liability company, as applicable, in good standing (as to each corporate Guarantor) under the laws of the jurisdiction of its incorporation or organization, has the corporate or limited liability company power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and, to the extent applicable, is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.
     C. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantors.
     D. The authorized capital stock of the Parent conforms as to legal matters in all material respects to the description thereof contained in the Time of Sale Memorandum and the Final Memorandum.
     E. The shares of common stock, par value $0.001 per share, of the Parent outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable under the Delaware General Corporation Law.
     F. All of the issued and outstanding shares of capital stock of the Company and each Guarantor (other than the Parent) have been duly and validly authorized and issued, are fully paid and non-assessable, are owned directly or indirectly by the Parent and, to counsel’s knowledge and except as described in the Time of Sale Memorandum and the Final Memorandum, are free and clear of all liens and encumbrances.
     G. The Notes have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies, and (C) procedural requirements of law applicable to the exercise of creditors’ rights generally; and the registered holders of the Securities will be entitled to the benefits of the Indenture and the Registration Rights Agreement.
     H. The Guarantee by each Guarantor set forth in the Indenture has been duly authorized by such Guarantor and, when the Indenture has been executed and delivered by the parties thereto as of the Closing Date and the Securities have been delivered to and paid for by the Initial Purchasers in accordance with the terms of this Agreement, will be a valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies, and (C) procedural requirements of law applicable to the exercise of creditors’ rights generally.
     I. Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company and each Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether enforceability is considered in an action at law or a suit in equity), including the availability of equitable remedies, (C) procedural requirements of law applicable to the exercise of creditors’ rights generally, and (D) as to the Registration Rights Agreement, the effect of public policy on the enforceability of provisions relating to indemnification or contribution.
     J. The execution and delivery by the Company and each Guarantor of, and the performance by the Company and each Guarantor of its obligations under, this Agreement, the Indenture, the Registration Rights Agreement and the Securities will not contravene (A) any provision of law applicable to the Company or any Guarantor, (B) the Certificate of Incorporation, the Bylaws, the Articles of Organization or Operating Agreement of the Company or any of the Guarantors, as applicable, (C) the terms of any agreement or other instrument to be listed on a schedule hereto, or (D) to counsel’s knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any Guarantor, except, with respect to clauses (A) and (C), to the extent that any contravention would not have a Material Adverse Effect.
     K. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company or any Guarantor of its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities, except (A) such as have been obtained or as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Securities (as to which such counsel need not express any opinion) and (B) by federal and state securities or Blue Sky laws with respect to the Company’s and each Guarantor’s obligations under the Registration Rights Agreement and as to which the failure to so obtain would not materially adversely affect the ability of the Company or any Guarantor to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement or the Securities.
     L. None of the Company or any Guarantor is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Time of Sale Memorandum and the Final Memorandum will be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     M. When the Securities are issued and delivered pursuant to the Purchase Agreement, none of the Securities will be of the same class (within the meaning of Rule 144A under the Securities Act) as securities of the Parent that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.
     N. The statements relating to legal matters, documents or proceedings included in the Time of Sale Memorandum and the Final Memorandum under the captions “Description of Notes,” “Description of Other Indebtedness” and “Transfer Restrictions,” in each case, fairly summarize, in all material respects, such matters, documents or proceedings.
     O. The statements in the Time of Sale Memorandum and the Final Memorandum under the caption “Material United States Federal Income Tax Considerations,” insofar as such statements constitute a summary of the United States federal tax laws referred to therein, are accurate and fairly summarize in all material respects the United States federal tax laws referred to therein.
     P. Each document filed pursuant to the Exchange Act and incorporated by reference in the Time of Sale Memorandum and the Final Memorandum (except for the financial statements, notes thereto and schedules and other financial and accounting information and data derived therefrom included or incorporated by reference therein (collectively, the “Excluded Information”), as to which such we express no opinion), on the date such document was filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.
     Q. Assuming (A) the accuracy of, and compliance with, the representations, warranties and agreements of the Company, the Guarantors and the Initial Purchasers in this Agreement and (B) that each person to whom the Initial Purchasers offer, sell or deliver the Securities is a qualified institutional buyer as defined in Rule 144A under the Securities Act, or a person (other than a U.S. person) outside the United States in reliance on Regulation S under the Securities Act, it is not necessary in connection with the offer, sale and delivery of the Securities on the Closing Date to the Initial Purchasers under this Agreement or in connection with the initial resale of such Securities by the Initial Purchasers as contemplated by and in accordance with this Agreement to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.
     R. To such counsel’s knowledge, there are no legal or governmental proceedings pending or threatened to which the Parent, the Company or any of the Subsidiaries is or may be a party or to which any of the properties of the Parent, the Company or any of the Subsidiaries is

or may be subject that are required to be described in the Time of Sale Memorandum and the Final Memorandum and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Time of Sale Memorandum and the Final Memorandum that are not described as required.
     In addition, such counsel shall state that nothing has come to the attention of such counsel that causes such counsel to believe that the Time of Sale Memorandum (except for the Excluded Information, as to which such counsel need not express any opinion), as of the Applicable Time, and the Time of Sale Memorandum and the Final Memorandum (except for the Excluded Information, as to which such counsel need not express any opinion) each as of its date or as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     With respect to the immediately preceding paragraph, Williams Mullen may state that their beliefs are based upon their participation in the preparation of the Time of Sale Memorandum and the Final Memorandum and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

EXHIBIT B-1
FORM OF OPINION OF ARGENTINA COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 5(D)
          1. Nextel Communications Argentina S.A. (“Nextel Argentina”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of the Republic of Argentina, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Argentina;
          2. Nextel Argentina (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Argentine governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Time of Sale Memorandum and the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Argentina and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Argentina, except as described in the Time of Sale Memorandum and the Final Memorandum;
          3. The statements in the Time of Sale Memorandum and the Final Memorandum, under the captions “Business — Operating Companies — Argentina — Regulatory and Legal Overview,” “Business — Operating Companies — Argentina — Foreign Currency Controls and Dividends,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Executive Overview — Argentine Contingencies,” “Exhibits, Financial Statement Schedules — Notes to Consolidated Financial Statements — Commitments and Contingencies — Argentine Contingencies,” and “Risk Factors — Risks Relating to our Company — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating plans,” in each case insofar as such statements constitute summaries of the Argentine legal matters, documents or proceedings related to Nextel Argentina, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and

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          4. There are no restrictions (legal, contractual or otherwise) on the ability of Nextel Argentina, other than those described in the Time of Sale Memorandum and the Final Memorandum, to: (i) declare and pay any dividends or make any payment to its stockholders; and (ii) to transfer any property to its stockholders; and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Company; and such descriptions, if any, fairly summarize such restrictions.

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EXHIBIT B-2
FORM OF OPINION OF BRAZIL COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 5(D)
(A) Nextel Telecomunicações Ltda. (“Nextel Ltda.”) is a limited liability quota company (sociedade por quotas de responsabilidade limitada) duly formed and existing under the laws of the Federative Republic of Brazil (“Brazil”). Under the terms of Nextel Ltda.’s Articles of Association and other corporate documents, Nextel Ltda. has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in the Time of Sale Memorandum and in the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on the Brazilian Subsidiaries, taken as a whole;
(B) Nextel Telecomunicações de Longa Distância Ltda., a subsidiary of Nextel Ltda. (“Nextel LD”) is a limited liability quota company (sociedade por quotas de responsabilidade limitada) duly formed and existing under the laws of Brazil. Under the terms of Nextel LD’s Articles of Association and other corporate documents, Nextel LD has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in the Time of Sale Memorandum and in the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on Nextel LD;
(C) Nextel Telecomunicações SMP Ltda. (“Nextel SMP”) is a limited liability quota company (sociedade por quotas de responsabilidade limitada) duly formed and existing under the laws of Brazil. Under the terms of Nextel SMP’s Articles of Association and other corporate documents, Nextel SMP has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in the Time of Sale Memorandum and in the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on Nextel SMP;
(D) Nextel Telecomunicações S.A. (“Nextel S.A.”) is a corporation (sociedade por ações) duly formed and existing under the laws of Brazil. Under the terms of Nextel S.A.’s Articles of Association and other corporate documents, Nextel S.A. has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in the Time of Sale Memorandum and in the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on Nextel S.A.;
(E) Nextel Serviços de Telecomunicações Ltda. (“Nextel Serviços”, and jointly with Nextel Ltda., Nextel S.A., Nextel LD and Nextel SMP the “Brazilian Subsidiaries”) is a limited liability quota company (sociedade por quotas de responsabilidade limitada) duly formed and existing under the laws of Brazil. Under the terms of Nextel Serviços’ Articles of Association and other corporate documents, Nextel Serviços has all corporate power and authority required to own, operate and lease its properties and assets and to carry on its business as described in the Time of Sale Memorandum and in the Final Memorandum, except where such failure to have corporate authority would not have a material adverse effect on Nextel Serviços;

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(F) except for certain local state and municipal permits related to site leases for the installation of towers, each of the Brazilian Subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Brazilian governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to conduct its business in the manner described in or contemplated by the Time of Sale Memorandum and the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on the Brazilian Subsidiaries, taken as a whole, and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Brazilian Subsidiaries, taken as a whole, except as described in the Time of Sale Memorandum and in the Final Memorandum;
(G) the statements contained in the Time of Sale Memorandum and in the Final Memorandum under the captions “Risk Factors – Risk Factors Relating to Our Company — We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating plans – e. We are subject to foreign taxes in the countries in which we operate, which may reduce amounts we receive from our operating companies or may increase our tax costs,” insofar as it relates to certain tax assessment notices received by Nextel Ltda, “Risk Factors – Risk Factors Relating to Our Company – Our current and future debt may limit our flexibility and increase our risk of default,” “Risk Factors – Risk Factors Relating to Our Company – Government regulations determine how we operate in various countries, which could limit our growth and strategic plans,” “Risk Factors – Risk Factors Relating to Our Company – The costs we incur to connect our operating companies’ networks with those of other carriers are subject to local laws in the countries in which they operate and may increase, which could adversely impact our financial results,” “Business – Operating Companies – Brazil” in each case insofar as certain parts of such statements constitute summaries of Brazilian legal matters, legal documents or legal proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading.
7. there are no legal restrictions on the ability of Nextel S.A. (the Brazilian subsidiary through which any dividend is expected to flow), Nextel Ltda., Nextel LD, Nextel SMP or Nextel Serviços, to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Time of Sale Memorandum and in the Final Memorandum and such restrictions would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Brazilian Subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

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EXHIBIT B-3
FORM OF OPINION OF CHILE COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 5(D)
1. Centennial Cayman Corp Chile S.A. and Multikom S.A. (the “Operating Companies”) have been duly incorporated, are validly existing as corporations and are in good standing under the laws of Chile, have the corporate power and authority to own their property and to conduct their business as described in the Time of Sale Memorandum and the Final Memorandum and are duly qualified to transact business and to own or lease property in Chile, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Operating Companies.
2. The Operating Companies have no subsidiaries.
3. Each of the Operating Companies has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Chilean governmental, administrative or regulatory authorities to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by reference in the Time of Sale Memorandum and the Final Memorandum, except: (i) as otherwise described in or contemplated by reference in the Time of Sale Memorandum and the Final Memorandum; and/or (ii) to the extent that the failure to obtain such licenses, consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on the Operating Companies, taken as a whole.
4. Except as described in or contemplated by reference in the Time of Sale Memorandum and the Final Memorandum, to our knowledge, none of the Operating Companies has received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of the Operating Companies, taken as a whole.
5. The statements contained in the Time of Sale Memorandum and the Final Memorandum under the captions “Risk Factors – Risk Factors Relating to our Company. We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating plans” (only as they relate to the Operating Companies) and “Risk Factors – Risk Factors Relating to our Company. Government regulations determine how we operate in various countries, which could limit our growth and strategic plans” (only as they relate to the Operating Companies), “Business – Operating Companies – Chile – Competition,” “Business – Operating Companies – Chile – Regulatory and Legal Overview”, and “Business – Operating Companies – Chile – Foreign Currency Controls and Dividends,” in each case insofar as such statements constitute summaries of the Chilean legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material

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omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading;
6. There are no restrictions (legal, contractual or otherwise) on the ability of the Operating Companies to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Operating Companies, taken as a whole; and such descriptions, if any, fairly summarize such restrictions (without considering as restrictions for these purposes any relevant taxes to be paid by the Operating Companies at a corporate level or by any shareholder of the Operating Companies as a foreign investor).

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EXHIBIT B-4
FORM OF OPINION OF MEXICO COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 5(D)
1. Comunicaciones Nextel de México, S.A. de C.V. (“Nextel México”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of Mexico, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel México and its subsidiaries, taken as a whole;
2. each subsidiary of Nextel México has been duly incorporated, is validly existing as a corporation, in good standing under the laws of the jurisdiction of its organization, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel México and its subsidiaries, taken as a whole;
3. each of Nextel México and its subsidiaries (i) has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Mexican governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Time of Sale Memorandum and the Final Memorandum, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel México and its subsidiaries, taken as a whole, and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel México and its subsidiaries, taken as a whole, except as described in the Time of Sale Memorandum and the Final Memorandum;
4. each of Nextel México’s license-holding subsidiaries that is required pursuant to Mexican law to do so, has filed an application with the Mexican Ministry of Communications and Transportation (“SCT”) to renew 31 (thirty one) of the governmental concessions they hold for an equal term as such originally granted. All the applications were timely and properly filed and the SCT’s resolutions approving the requested renewals have not been issued. Due to the foregoing, the term of 23 (twenty three) of those concessions have already expired or will soon expire. Nevertheless we do not foresee any reason according to which the SCT could deny the

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renewal applications since the latter should be approved under standard procedural basis, however the granting of such approval cannot be guaranteed in any manner whatsoever.
5. the statements contained or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum under the captions specifically reviewed “Business-Operating Companies-Mexico-Operating Company Overview”, “Business-Operating Companies-Mexico-Competition”, “Business-Operating Companies-Mexico-Regulatory and Legal Overview”, “Business-Operating Companies-Mexico-Foreign Currency Controls and Dividends”, “Business-Operating Companies-Mexico-Income Tax Legislation”, “Risk Factors – Risk Factors Relating to Our Company – We operate exclusively in foreign markets, and our assets, customers and cash flows are concentrated in Latin America, which presents risks to our operating plans”, “Risk Factors – Risk Factors Relating to Our Company – Government regulations determine how we operate in various countries, which could limit our growth and strategy plans”, “Risk Factors – Risk Factors Relating to Our Company – If our licenses to provide mobile services are not renewed, or are modified or revoked, our business may be restricted”, “Risk Factors – Risk Factors Relating to Our Company – Costs and other aspects of a future deployment of advanced digital technology could adversely affect our operations”, “Risk Factors – Risk Factors Relating to Our Company – Our current and future debt may limit our flexibility and increase our risk of default”, “Risk Factors – Risk Factors Relating to this Offering, in each case insofar, may constitute summaries of the Mexican legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and
6. there are no restrictions (legal or contractual or otherwise) on the ability of Nextel México to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Time of Sale Memorandum and the Final Memorandum and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of the Parent’s Mexican subsidiaries, taken as a whole; and such descriptions, if any, fairly summarize such restrictions.

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EXHIBIT B-5
FORM OF OPINION OF PERU COUNSEL FOR THE COMPANY,
PURSUANT TO SECTION 5(D)
(A)	Nextel del Peru, S.A. (“Nextel Peru”) has been duly incorporated, is validly existing as a corporation in good standing under the laws of Peru, has the corporate power and authority to own its property and to conduct its business as described in the Time of Sale Memorandum and the Final Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on Nextel Peru;

(B)	Nextel Peru has no subsidiaries.

(C)	Nextel Peru (i) has all necessary concessions, licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Peruvian governmental, administrative or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in or contemplated by the Time of Sale Memorandum and the Final Memorandum, including providing digital enhanced specialized mobile radio services, except to the extent that the failure to obtain such consents, authorizations, approvals, orders, certificates and permits or make such declarations and filings would not have a material adverse effect on Nextel Peru and (ii) has not received any notice of proceedings relating to the violation, revocation or modification of any such license, consent, authorization, approval, order, certificate or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business or operations of Nextel Peru, except as described in the Time of Sale Memorandum and the Final Memorandum;

(D)	The statements contained in the Time of Sale Memorandum and the Final Memorandum, under the captions “Business-Operating Companies-Peru-Competition”, “Business-Operating Companies-Peru-Regulatory and Legal Overview” and “Business-Operating

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Companies-Peru-Foreign Currency Controls and Dividends” in each case insofar as such statements constitute summaries of the Peruvian law and legal matters, documents or proceedings referred to therein, are accurate in all material respects and fairly summarize all matters referred to therein, and there are no material omissions under such captions with respect to the description of statutes, rules or regulations that would make the statements therein misleading; and

(E)	There are no restrictions (legal, contractual or otherwise) on the ability of Nextel Peru to declare and pay any dividends or make any payment or transfer of property or assets to its stockholders other than those described in the Time of Sale Memorandum and the Final Memorandum and such restrictions as would not have a material adverse effect on the prospects, condition, financial or otherwise, or in the earnings, business or operations of Nextel Peru; and such descriptions, if any, fairly summarize such restrictions.

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EXHIBIT C
FORM OF REGISTRATION RIGHTS AGREEMENT
NII CAPITAL CORP.
$800,000,000
10% Senior Notes due 2016
REGISTRATION RIGHTS AGREEMENT
New York, New York
August 18, 2009
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017
Ladies and Gentlemen:
          NII Capital Corp., a corporation organized under the laws of the State of Delaware (the “Company”), proposes to issue and sell to certain purchasers (the “Initial Purchasers”) its 10% Senior Notes due 2016 (the “Notes”), upon the terms set forth in the Purchase Agreement among the Company, the Guarantors (as defined herein) and the Initial Purchasers dated August 13, 2009 (the “Purchase Agreement”) relating to the initial placement (the “Initial Placement”) of the Notes. The Notes will be unconditionally guaranteed on a senior unsecured basis by each of the entities listed on Schedule I (the “Guarantors”) as provided for in the Indenture (as defined herein) (the “Guarantees” and, together with the Notes, the “Securities”). To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Company and the Guarantors, jointly and severally, agree with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) and the Exchange Securities (as defined herein) (each a “Holder” and, collectively, the “Holders”), as follows:
     1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:
          “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          “Additional Interest” shall have the meaning set forth in Section 8 hereof.
          “Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.
          “Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.
          “Business Day” shall mean any day other than a Saturday, a Sunday or a federal legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.
          “Closing Date” shall mean the date of the first issuance of the Securities.
          “Commission” shall mean the Securities and Exchange Commission.
          “Deferral Period” shall have the meaning indicated in Section 4(k)(ii) hereof.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “Exchange Securities” shall mean debt securities of the Company and the related guarantees of the Guarantors as provided for in the Indenture identical in all material respects to the Securities (except that the Additional Interest provisions and transfer restrictions shall be eliminated) to be issued under the Indenture.
          “Exchange Offer Registration Period” shall mean the 180-day period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement, or such shorter period as will terminate when all Securities covered by the Exchange Offer Registration Statement have been exchanged pursuant thereto.
          “Exchange Offer Registration Statement” shall mean a registration statement of the Company and the Guarantors on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
          “Exchanging Dealer” shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for Exchange Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company, any Guarantor, or any Affiliate of either the Company or any Guarantor).
          “Final Memorandum” shall have the meaning set forth in the Purchase Agreement.

          “FINRA Rules” shall mean the rules of the Financial Industry Regulatory Authority.
          “Freely Tradable” shall mean, with respect to a Security, a Security that at any time of determination (i) may be sold to the public in accordance with Rule 144 under the Act by a person that is not an “affiliate” (as defined in Rule 144 under the Act) of the Company where no conditions of Rule 144 are then applicable (other than the holding period requirement in paragraph (d) of Rule 144 so long as such holding period requirement is satisfied at such time of determination) and (ii) does not bear any restrictive legends relating to the Act or any restrictive CUSIP numbers.
          “Guarantors” shall have the meaning set forth in the preamble hereto.
          “Holder” shall have the meaning set forth in the preamble hereto.
          “Indenture” shall mean the Indenture relating to the Notes, dated as of August 18, 2009 among the Company, the Guarantors and Wilmington Trust Company, as trustee, as the same may be amended from time to time in accordance with the terms thereof.
          “Initial Placement” shall have the meaning set forth in the preamble hereto.
          “Initial Purchasers” shall have the meaning set forth in the preamble hereto.
          “Losses” shall have the meaning set forth in Section 6(d) hereof.
          “Majority Holders” shall mean, on any date, Holders of a majority of the aggregate principal amount of Securities and/or Exchange Securities, as applicable, registered under a Registration Statement.
          “Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, under a Shelf Registration Statement.
          “Notes” shall have the meaning set forth in the preamble hereto.
          “Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the Exchange Securities covered by such Registration Statement, and all amendments and supplements thereto, including post-effective amendments and any and all information incorporated by reference therein.
          “Purchase Agreement” shall have the meaning set forth in the preamble hereto.
          “Registered Exchange Offer” shall mean the offer of the Company and the Guarantors to issue and deliver to Holders that are not prohibited by any law or policy of the

Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the Exchange Securities.
          “Registrable Securities” shall mean (i) Securities other than those that (A) have been registered under a Registration Statement and exchanged or disposed of pursuant to such Registration Statement, (B) are Freely Tradable, or (C) cease to be outstanding, and (ii) any Exchange Securities, the resale of which by the Holder thereof requires compliance with the prospectus delivery requirements of the Act.
          “Registration Default” shall have the meaning set forth in Section 8 hereof.
          “Registration Statement” shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the Exchange Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.
          “Securities” shall have the meaning set forth in the preamble hereto.
          “Shelf Registration” shall mean a registration effected pursuant to Section 3 hereof.
          “Shelf Registration Period” has the meaning set forth in Section 3(b) hereof.
          “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company and the Guarantors pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or Exchange Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
          “Trustee” shall mean the trustee with respect to the Securities under the Indenture.
          “Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.
          “underwriter” shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.
     2. Registered Exchange Offer. (a) Unless a Registered Exchange Offer shall not be permissible by applicable law or Commission policy, the Company and the Guarantors shall use their respective reasonable best efforts to (i) prepare and, within 210 calendar days after the Closing Date, file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer, (ii) cause the Exchange Offer Registration Statement to become effective under the Act and commence the Registered Exchange Offer promptly after such effectiveness and (iii) keep the Exchange Offer Registration Statement effective until the closing of the Registered Exchange Offer and (iv) cause the Registered Exchange Offer to be consummated not later than the 270th calendar day following the Closing Date (or, if such 270th day is not a Business Day, the next succeeding Businss Day) (the “Exchange Date”).
          (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for Exchange Securities (assuming that such Holder is not an Affiliate of the Company or any of the Guarantors, acquires the Exchange Securities in the ordinary course of such Holder’s business, has no arrangements with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Act.
          (c) In connection with the Registered Exchange Offer, the Company and the Guarantors shall:
               (i) mail or cause to be mailed to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;
               (ii) keep the Registered Exchange Offer open for not less than 20 Business Days after the date notice thereof is mailed to the Holders (or longer if required by applicable law);
               (iii) use their respective reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required, under the Act to ensure that it is available for sales of Exchange Securities by Exchanging Dealers during the Exchange Offer Registration Period;
               (iv) utilize the services of a depositary for the Registered Exchange Offer, which may be the Trustee or an Affiliate of the Trustee;
               (v) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;
               (vi) prior to effectiveness of the Exchange Offer Registration Statement, if requested by the staff of the Commission, provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Company and the Guarantors have not entered into any arrangement or understanding with any person to distribute the Exchange Securities to be received in the Registered Exchange Offer and that, to the best of the Company’s and the Guarantors’ information and belief, each Holder participating in the Registered Exchange Offer is acquiring the Exchange Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the Exchange Securities; and
               (vii) comply in all material respects with all applicable laws.
          (d) As soon as practicable after the close of the Registered Exchange Offer, the Company and the Guarantors shall:
               (i) accept for exchange all Securities properly tendered and not validly withdrawn pursuant to the Registered Exchange Offer on or prior to its expiration;
               (ii) deliver or cause to be delivered to the Trustee for cancellation in accordance with Section 4(q) all Securities so accepted for exchange; and
               (iii) cause the Trustee promptly to authenticate and deliver to each Holder of Securities a principal amount of Exchange Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.
          (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the Exchange Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission’s letter to Shearman & Sterling LLP dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company, the Guarantors or one of their respective Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Guarantors that, at the time of the consummation of the Registered Exchange Offer:
               (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business;
               (ii) such Holder will have no arrangement or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Act; and
               (iii) such Holder is not an Affiliate of the Company or any of the Guarantors.
          (f) If any Initial Purchaser determines that it is prohibited by law or Commission policy from participating in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Company and the Guarantors shall issue and deliver to the person purchasing Securities registered under a Shelf Registration Statement as contemplated by Section

3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of Exchange Securities.
     3. Shelf Registration. (a) If (i) due to any change in law or applicable interpretations thereof by the Commission’s staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) the Registered Exchange Offer has not been consummated by the Exchange Date; or (iii) any Holder notifies the Company within 30 days following the consummation of the Registered Exchange Offer that (A) it is prohibited by law or Commission policy from participating in the Registered Exchange Offer; (B) it may not resell the Exchange Securities acquired by it in the Registered Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales; or (C) it is a broker-dealer and owns Securities acquired directly from the Company or an affiliate of the Company, then the Company and the Guarantors shall effect a Shelf Registration Statement in accordance with subsection (b) below.
          (b) (i) The Company and the Guarantors shall use their respective reasonable best efforts to file with the Commission within 30 days after such filing obligation arises, but in no event earlier than the 210th calendar day after the Closing Date, and shall use their respective reasonable best efforts to cause to be declared effective under the Act within 75 days of such filing, pursuant to subsection (a) of this Section 3, a Shelf Registration Statement relating to the offer and sale of the Securities or the Exchange Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder shall be entitled to have the Securities held by it covered by such Shelf Registration Statement or be entitled to use a Prospectus forming a part thereof unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and has returned to the Company a completed and signed selling securityholder questionnaire in reasonable and customary form by the reasonable deadline for responses set forth therein; and provided further, that with respect to Exchange Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company and the Guarantors may, if permitted by current interpretations by the Commission’s staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.
          (ii) The Company and the Guarantors shall use their respective reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement is declared effective by the Commission until the first to occur of (A) the date upon which all the Securities or Exchange Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, become Freely Tradable or cease to be outstanding or (B) two years after the Closing Date.

          (iii) Subject to the provisions of Section 4 hereof, the Company and the Guarantors shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply as to form in all material respects with the applicable requirements of the Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.
     4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply:
          (a) The Company and the Guarantors shall:
               (i) furnish to the Initial Purchasers, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (but excluding all documents incorporated by reference therein after the initial filing) and shall use their respective reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchasers reasonably propose;
               (ii) include the information (as may be revised at the request or requirement of the Commission) substantially in the form set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Registered Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;
               (iii) if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and
               (iv) in the case of a Shelf Registration Statement, include the names of the Holders (to the extent provided by such Holders) that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders; provided, that, the Company shall not be required to include the name of any Holder that has not complied with the requirements set forth in Section 3(b)(i) hereof.
          (b) Subject to the following provisions of this Section 4, the Company and the Guarantors shall use their respective reasonable best efforts to ensure that:
               (i) any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto complies as to form in all material respects with the Act; and

               (ii) any Registration Statement and any amendment thereto does not, as of the effective date of the Registration Statement or such amendment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.
          (c) The Company and the Guarantors shall advise the Initial Purchasers, the Holders of Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company or any Guarantor a telephone or facsimile number and address for notices (a “Known Exchanging Dealer”), and, if requested by the Initial Purchasers or any such Holder or Known Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company and the Guarantors shall have remedied the basis for such suspension):
               (i) when the relevant Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;
               (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;
               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for that purpose;
               (iv) of the receipt by the Company or the Guarantors of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and
               (v) at a time when a Prospectus is required to be delivered under the Act, of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.
          (d) The Company and the Guarantors shall use their respective reasonable best efforts to prevent the issuance of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction, and if issued to obtain as soon as possible the withdrawal thereof.
          (e) The Company and the Guarantors shall furnish, upon written request, to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto.
          (f) The Company and the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including the preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. Subject to the provisions of this Section 4, the Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement (in each case, if such Holder is properly named in such Prospectus, as amended and supplemented), except during any suspension period referred to in Section 4(c) above or Section 4(k) below.
          (g) The Company and the Guarantors shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto.
          (h) The Company and the Guarantors shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request. Subject to the provisions of this Section 4, the Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement (in each case, if such Initial Purchaser, Exchanging Dealer or other person is properly named in such Prospectus, as amended and supplemented), except during any suspension period referred to in Section 4(c) above or Section 4(k) below.
          (i) Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Company and the Guarantors shall arrange, if necessary, for the qualification of the Securities or the Exchange Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company or any Guarantor be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject, or to subject itself to taxation in any jurisdiction where it is not now subject.
          (j) The Company and the Guarantors shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing Exchange Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.
          (k) (i) Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above or subsection (k)(ii) below, the Company and the Guarantors shall promptly

(or within the time period provided for by clause (ii) hereof, if applicable) prepare and file a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the Initial Purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the Exchange Offer Registration Period and the Shelf Registration Period shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(c) or Section 4(k)(ii), as applicable, to and including the date when the Initial Purchasers, the Holders of the Securities covered by any Shelf Registration Statement and any Known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section or shall have been advised in writing by the Company and the Guarantors that the Prospectus may be used.
               (ii) Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, or the occurrence or existence of any pending corporate development or any other material event that, in the reasonable judgment of NII Holdings, Inc. (the “Parent”), makes it appropriate to suspend the availability of a Registration Statement and the related Prospectus, the Parent shall give notice (without notice of the nature or details of such events) to the Holders of the Securities covered by any Shelf Registration Statement, the Initial Purchasers and any Known Exchanging Dealer, as applicable, that the Registration Statement is suspended and, upon actual receipt of any such notice, each such Holder, Initial Purchaser and Exchanging Dealer, as applicable, agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Holder, Initial Purchaser or Exchanging Dealer, as applicable, shall have received such amended or supplemented Prospectus pursuant to this Section or have been advised in writing by the Parent that the Prospectus may be used. The period during which the availability of the Shelf Registration and any Prospectus is suspended (the “Deferral Period”) shall not exceed 45 days in any three-month period or 90 days in any twelve-month period.
          (l) The Company and the Guarantors shall comply in all material respects with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the applicable Registration Statement.
          (m) The Company and the Guarantors may require each Holder of Registrable Securities to be sold pursuant to any Registration Statement to furnish to the Company and the Guarantors such information regarding the Holder and the distribution of such securities as the Company and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement, including such information requested or required by the Commission. The Company and the Guarantors may exclude from such Registration Statement the Registrable Securities of any Holder that fails to furnish such information within a reasonable time after such request. Each Holder as to which Registrable Securities are being included in a Registration Statement agrees to furnish to the Company all information with respect to such Holder necessary to make any information previously furnished to the Company by such Holder pursuant to this Section 4(m) or otherwise not materially misleading.

          (n) In the case of any Shelf Registration Statement, the Company and the Guarantors shall enter into reasonable and customary agreements (including, if requested, an underwriting agreement in reasonable and customary form) and take all other reasonably appropriate actions in order to expedite or facilitate the registration or the disposition of the Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof.
          (o) In the case of any Shelf Registration Statement, the Company and the Guarantors shall, if requested:
               (i) subject to the execution of confidentiality agreements reasonably satisfactory to the Parent, upon reasonable prior written notice and during regular business hours, make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter, at the Parent’s principal place of business, all relevant financial and other records and pertinent corporate documents of the Parent and its subsidiaries reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that with respect to any attorney engaged by the Holders or any underwriter, the foregoing inspection and information gathering shall be coordinated by one counsel designated by the Holders and one counsel designated by the underwriter or underwriters;
               (ii) subject to the execution of confidentiality agreements reasonably satisfactory to the Parent, upon reasonable prior written notice and during regular business hours, cause the Parent’s officers, employees, accountants and auditors to supply, at the Parent’s principal place of business, all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that with respect to any attorney engaged by the Holders or any underwriter, the foregoing inspection and information gathering shall be coordinated by one counsel designated by the Holders and one counsel designated by the underwriter or underwriters;
               (iii) in connection with an underwritten offering pursuant to such Shelf Registration Statement, make such representations and warranties to the underwriters, in form, substance and scope as are reasonably and customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;
               (iv) in connection with an underwritten offering pursuant to such Shelf Registration Statement, use reasonable best efforts to obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to the underwriters, covering such matters concerning the Company and the Guarantors as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters;

               (v) in connection with an underwritten public offering pursuant to such Shelf Registration Statement, use reasonable best efforts to obtain “comfort” letters and updates thereof from the independent certified public accountants of the Parent (and, if necessary, any other independent certified public accountants of any subsidiary of the Parent or of any business acquired by the Parent for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the underwriters, in customary form reasonably acceptable to such independent certified public accountants and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and
               (vi) deliver such documents and certificates as may be reasonably requested by the Managing Underwriters, including those to evidence compliance with Section 4(k) and with any customary conditions contained in the underwriting agreement or any other customary agreement entered into by the Company in connection therewith.
The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (o) shall be performed at each closing under any underwriting or similar customary agreement as and to the extent required thereunder.
          (p) In the case of any Exchange Offer Registration Statement, the Company and the Guarantors shall, if requested by an Initial Purchaser, or by a Broker-Dealer that holds Securities that were acquired as a result of market making or other trading activities:
               (i) subject to the execution of confidentiality agreements reasonably satisfactory to the Parent, upon reasonable prior written notice and during regular business hours, make reasonably available for inspection by the requesting party, and any attorney, accountant or other agent retained by the requesting party, at the Parent’s principal place of business, all relevant financial and other records, pertinent corporate documents and properties of the Parent and its subsidiaries reasonably requested by the requesting party or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; and
               (ii) subject to the execution of confidentiality agreements reasonably satisfactory to the Parent, upon reasonable prior written notice and during regular business hours, cause the Parent’s officers, employees, accountants and auditors to supply, at the Parent’s principal place of business, all relevant information reasonably requested by the requesting party, and any attorney, accountant or other agent retained by the requesting party in connection with any such Registration Statement as is customary for similar due diligence examinations.
          (q) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other person as directed by the Company) in exchange for the Exchange Securities, the Company and the Guarantors shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the Exchange Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

          (r) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the FINRA Rules) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company and the Guarantors shall provide reasonable assistance to such Broker-Dealer in making filings in accordance with the FINRA Rules.
          (s) The Company and the Guarantors shall use their respective reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the Exchange Securities, as the case may be, covered by a Registration Statement.
     5. Registration Expenses. The Company and the Guarantors shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 4 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm of counsel (which shall initially be Shearman & Sterling LLP, but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders) in connection with the preparation, filing and effectiveness of such Shelf Registration Statement. Notwithstanding the foregoing, the Holders of the Securities or Exchange Securities being registered shall pay all agency fees and commissions and underwriting discounts, commissions and costs attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by or on behalf of such Holders (severally or jointly), other than the counsel specifically referred to above.
     6 Indemnification and Contribution. (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless each Holder of Securities or Exchange Securities, as the case may be, covered by any Registration Statement, each Initial Purchaser and, with respect to any Prospectus delivery as contemplated in Section 4(h) hereof, each Exchanging Dealer, the directors, officers, employees, Affiliates and agents of each such Holder, Initial Purchaser or Exchanging Dealer and each person who controls any such Holder, Initial Purchaser or Exchanging Dealer within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and any Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or any Guarantor by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Company and any Guarantor may otherwise have.
          The Company and the Guarantors also, jointly and severally, agree to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to Losses of each underwriter, if any, of Securities or Exchange Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees, Affiliates and agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(n) hereof.
     (b) Each Holder of securities covered by a Registration Statement (including each Initial Purchaser as a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Company and the Guarantors, each of their respective directors, officers, employees, Affiliates and agents and each person who controls the Company or any Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Company or any Guarantor by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.
     (c) Promptly after receipt by an indemnified party under this Section 6 or notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; provided that, in each case, not more than one such separate counsel shall be employed for all indemnified parties. An indemnifying party will not, without the prior written consent of the indemnified parties (such consent not to be unreasonably withheld, conditioned or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. In addition, no indemnified party shall, without the written consent of the indemnifying party (such consent not to be unreasonably withheld, conditioned or delayed), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder.
     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Securities, or in the case of an Exchange Security, as applicable to such Exchange Securities, as set forth in the Final Memorandum, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantors shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth on the cover page of the Final Memorandum, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or Exchange Securities, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration

Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company or any Guarantor within the meaning of either the Act or the Exchange Act, each director, officer, employee, Affiliate and agent of either the Company or any Guarantor shall have the same rights to contribution as the Company or any Guarantor, subject in each case to the applicable terms and conditions of this paragraph (d).
     (e) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any Guarantor or any of the indemnified parties referred to in this Section 6, and will survive the sale by a Holder of securities covered by a Registration Statement.
     7. Underwritten Registrations. (a) If any of the Securities or Exchange Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders, such selection to be subject to the Company’s prior written approval, not to be unreasonably withheld, conditioned or delayed.
     (b) No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person’s Securities or Exchange Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
     8. Registration Defaults and Additional Interest. If (a) the Exchange Offer Registration Statement has not been filed with the Commission by the 210th calendar day after the Closing Date, (b) on or prior to the Exchange Date, the Registered Exchange Offer has not been consummated, (c) on or prior to the 75th day after the filing of a Shelf Registration Statement, such Shelf Registration Statement has not been declared effective, or (d) after the Shelf Registration Statement or the Exchange Offer Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales or exchanges of Securities or Exchange Securities in accordance with and during the periods specified in this Agreement (other than as permitted pursuant to Section 4(c) or Section

4(k)(ii))(each such event referred to in clauses (a) through (d), (a “Registration Default”), interest (“Additional Interest”) will accrue, and be paid as liquidated damages, on the principal amount of the Securities and the Exchange Securities that are not Freely Tradable (“Restricted Securities”) (in addition to the stated interest on such Restricted Securities) from and including the date on which any such Registration Default shall occur to but excluding the date that is the earlier of (i) the date on which all Registration Defaults have been cured or (ii) the date such Restricted Securities become Freely Tradable. Additional Interest will accrue at a rate of 0.25% per annum during the 90-day period immediately following the occurrence of such Registration Default and shall increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum. If, after the cure of all Registration Defaults then in effect, there is a subsequent Registration Default, the rate of Additional Interest for such subsequent Registration Default shall initially be 0.25% regardless of the rate in effect with respect to any prior Registration Default at the time of cure of such Registration Default.
          All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Security at the time such Security is exchanged for an Exchange Security shall survive until such time as all such obligations with respect to such Security have been satisfied in full.
     9. No Inconsistent Agreements. The Company and the Guarantors have not entered into, and agree not to enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.
     10. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given at any time, unless the Company and the Guarantors have obtained the written consent of the Holders of a majority of the aggregate principal amount of the Registrable Securities then outstanding; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser hereunder, the Company and the Guarantors shall obtain the written consent of each such Initial Purchaser against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 8 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 10 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company and the Guarantors have obtained the written consent of each Holder. Notwithstanding the foregoing (except the foregoing provisos), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or Exchange Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders in any material respect may be given by the Majority Holders, determined on the basis of Securities or Exchange Securities, as the case may be, being sold rather than registered under such Registration Statement.

     11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:
          (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the registrar under the Indenture;
          (b) if to the Initial Purchasers, initially at the address or addresses set forth in the Purchase Agreement; and
          (c) if to the Company or any Guarantor, initially at its address set forth in the Purchase Agreement.
          All such notices and communications shall be deemed to have been duly given when received.
          The Initial Purchasers, the Company and the Guarantors by notice to the other parties may designate additional or different addresses for subsequent notices or communications.
     12. Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Purchase Agreement (if an Initial Purchaser) or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.
     13. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Company or any Guarantor thereto, subsequent Holders of Securities and the Exchange Securities, and the indemnified persons referred to in Section 6 hereof. The Company and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Securities and the Exchange Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.
     14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.
     15. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
     16. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.
     17. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by applicable law.
     18. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or Exchange Securities is required hereunder, Securities or Exchange Securities, as applicable, held by the Company, the Guarantors or any of their respective Affiliates (other than subsequent Holders of Securities or Exchange Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or Exchange Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
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